UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                                    ___________
                                      FORM 8-K
                                    ___________

                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (date of earliest event reported): November 22, 2004

                     INTERCHANGE FINANCIAL SERVICES CORPORATION
                     ------------------------------------------
               (Exact name of registrant as specified in its charter)

                                   New Jersey
                                   ----------
                 (Sate or Other Jurisdiction of Incorporation)

        1-10518                                          22-2553159
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(Commission File Number)                   (I.R.S. Employer Identification No.)

     Park 80 West/Plaza Two, Saddle Brook, New Jersey      07663
     --------------------------------------------------------------
       (Address of principal executive offices)          (Zip Code)

                                (201) 703-2265
                                --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          (b) On November 17, 2004, Joseph C. Parisi notified Registrant that he resigned from the Board of Directors of the Registrant.
                Mr. Parisi had previously resigned from the Board of Directors of Registrant's subsidiary, Interchange Bank.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 22, 2004             Interchange Financial Services Corporation

                                     By: /s/ Charles T. Field
                                     ------------------------------
                                     Name: Charles T. Field
                                     Title: SVP & Chief Financial Officer